Exhibit 99.1

 Press Release

RAND LOGISTICS, INC. REPORTS
THIRD QUARTER FISCAL YEAR 2017 FINANCIAL RESULTS

Operating Income for the Quarter increased 67.7% to $5.2 million

Net Loss for the Quarter was reduced by 85.7% to $0.6 million

EBITDA increased $2.4 million, or 26.7%, to $11.4 million

Jersey City, New Jersey – February 13, 2017 - Rand Logistics, Inc. (NASDAQ: RLOG) (“Rand”), a leading provider of bulk freight shipping services throughout the Great Lakes region, today announced its financial results for the fiscal year 2017 third quarter ended December 31, 2016.

Quarter Ended December 31, 2016 Versus Quarter Ended December 31, 2015
Financial Results

•	Total Sailing Days were 1,281 compared to 1,292 in the prior year period.
•	Freight and related revenue generated from Company-operated vessels (which excludes fuel and other surcharges) remained relatively flat at $35.9 million compared to $35.9 million during the year ago period.
•	Freight and related revenue per Sailing Day increased $190, or 0.7%, to $27,998 compared to $27,808 per Sailing Day in the year ago period.
•	Vessel operating expenses decreased $2.2 million, or 8.8%, to $22.2 million compared to $24.4 million during the year ago period. Vessel operating expenses per Sailing Day decreased $1,512, or 8.0%, to $17,350 from $18,862.
•	Vessel Margin per day increased $2,108, or 21.0%, from $10,027 in the prior year period to $12,135 this quarter.
•	EBITDA increased $2.4 million, or 26.7%, to $11.4 million from $9.0 million during the year ago period.
•	Net loss was $0.6 million, or $0.03 per share on a fully diluted basis, compared to a net loss of $4.2 million, or $0.23 per share, in the prior year period.

Nine Months Ended December 31, 2016 Versus Nine Months Ended December 31, 2015 Financial Results

•	Total Sailing Days were 3,435 compared to 3,798 in the prior year period.
•	Freight and related revenue generated from Company-operated vessels (which excludes fuel and other surcharges) decreased $12.2 million, or 10.3%, to $106.5 million compared to $118.7 million during the year ago period.

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•	Freight and related revenue per Sailing Day decreased $260, or 0.8%, to $31,001 compared to $31,261 during the nine-month period ended December 31, 2015.
•	Vessel operating expenses decreased $17.9 million, or 22.1%, to $63.1 million compared to $81.0 million during the year ago period. Vessel operating expenses per Sailing Day decreased $2,947, or 13.8%, to $18,368 from $21,315.
•	Vessel margin per day increased $994, or 7.9%, from $12,586 in the prior year period to $13,580 in the nine-month period ended December 31, 2016.
•	EBITDA, before restructuring charges and impairment charges on a retired vessel, decreased $0.7 million, or 1.9%, to $36.4 million from $37.1 million during the prior year period.
•	Net loss was $1.0 million, or $0.05 per share on a fully diluted basis, compared to net income of $10.0 million, or $0.54 per share, in the year ago period.

Management Comments:

"We were generally pleased with our operating and financial performance in both our fiscal 2017 third quarter and the 2016 sailing season," commented Ed Levy, President and CEO of Rand. "Improving demand conditions in the quarter ended December 31, 2016, including incremental business generated from both new and existing customers, helped to drive a 26.7% increase in EBITDA, bringing year to date EBITDA near to the prior year level. We achieved our 2016 sailing season results while sailing 363, or 9.6%, fewer days and carrying 6.7% less tons versus the 2015 season. We successfully offset weak demand for certain of the commodities we transport and the continued weakness in the Canadian dollar through effective operating cost controls and aggressive management of our vessel capacity. These initiatives resulted in an increase in vessel margin per day of 7.9%, or $994, on a year over year basis.”

In January 2017, we operated for approximately 125 sailing days, which was an increase of 48.8% compared with 84 days sailed in January 2016.

“We are finalizing our nominations for the upcoming sailing season. Consistent with the last four months, we believe that demand will be firmer this year versus last year at this time. Many of our customers are expressing a higher confidence level in their business and are indicating that their requirements for the upcoming sailing season are based on orders that they have already been awarded versus their expectation of demand.” Mr. Levy concluded, “Our intention for the 2017 sailing season is to continue to drive efficiencies by managing our capacity and operating expenses. This will position us to leverage vessel margin per day with improvements in the demand environment.”

Conference Call

Management will hold a conference call at 8:30 a.m. EST on Tuesday, February 14, 2017.

Interested parties may participate in the conference call by dialing 1-888-797-2982 (1-913-312-0859 for international callers), and using Conference ID# 5837408. The conference call will be webcast simultaneously on the Rand Logistics, Inc. website at www.randlogisticsinc.com/presentations.html. A presentation file related to the conference call will be posted to the same website.

A replay of the conference call will be available at www.randlogisticsinc.com/presentations.html and will be archived for 12 months. A replay will also be available until March 14, 2017 by dialing 1-844-512-2921 (1-412-317-6671 for international callers), and using Conference ID# 5837408.

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Non-GAAP Financial Measures/Financial Tables

This press release contains certain non-GAAP financial measures, including, when applicable, (1) operating income plus depreciation, amortization of drydock costs, amortization of intangibles, loss (gain) on foreign exchange, certain one-time equity-based severance costs and loss on termination of vessel lease, and (2) operating income plus depreciation, amortization of drydock costs and amortization of intangibles. Such measures are used internally when evaluating our operating performance and, we believe, allow investors to make a more meaningful comparison between our business operating results over different periods of time, as well as with those of other similar companies. Management believes that such measures, when viewed with the Company's results GAAP and the accompanying reconciliations, provide useful information about our operating performance and period-over-period comparisons. Additionally, management believes that (1) operating income plus depreciation, amortization of drydock costs, amortization of intangibles, loss (gain) on foreign exchange, restructuring charges and impairment charges on retired asset and (2) operating income plus depreciation, amortization of drydock costs and amortization of intangibles permit investors to gain an understanding of the factors and trends affecting our ongoing cash earnings. However, the Company's definition of such measures may differ from other companies reporting similarly named measures, and such measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income or cash flow from operating activities as indicators of operating performance or liquidity. Instead, such performance measures should be viewed in addition to, and not in lieu of, or superior to, our operating performance measures calculated in accordance with GAAP. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables.

About Rand Logistics

Rand Logistics, Inc. is a leading provider of bulk freight shipping services throughout the Great Lakes region. Through its subsidiaries, the Company operates a fleet of three conventional bulk carriers and twelve self-unloading bulk carriers including three tug/barge units. The Company is the only carrier able to offer significant domestic port-to-port services in both Canada and the U.S. on the Great Lakes. The Company's vessels operate under the U.S. Jones Act – which reserves domestic waterborne commerce to vessels that are U.S. owned, built and crewed – and the Canada Coasting Trade Act – which reserves domestic waterborne commerce to Canadian registered and crewed vessels that operate between Canadian ports.

Forward-Looking Statements

This press release contains forward-looking statements which reflect management’s current views with respect to certain future events and Rand’s operations, performance and financial condition. Forward-looking statements are made only as of the date of this press release. Forward-looking statements include, but are not limited to: Rand’s future operating or financial results; Rand’s anticipated plans, goals or objectives of our management for operations and services, including future cost reduction initiatives; Rand’s anticipated financial position and liquidity, including Rand's ability to remain in compliance with debt covenants, growth regulatory and competitive outlook, investment and expenditure plans, investment results, strategic alternatives, business strategies, and other similar statements of expectations or objectives; and Rand’s outlook and financial and other guidance. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements.

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Important factors that contribute to such risks include, but are not limited to, the effect of any economic downturn in certain of our markets; the weather conditions on the Great Lakes; our ability to maintain and replace our vessels as they age; changes in customer demand; changes in shipping regulations; fluctuations in currencies and interest rates; changes in fuel price and fuel surcharges; adequacy of capital resources, including the ability to refinance or obtain financing in the future; expectations of vessels’ useful lives and the estimated obligations, and the timing thereof, relating to vessel repair or maintenance work; expected capital spending or operating expenses, including dry-docking and insurance costs; the ability to comply with or regain compliance with applicable regulations, Nasdaq listing requirements, and Rand’s debt covenants; changes in laws, regulations or tax rates, or the outcome of pending legislative or regulatory initiatives; and potential liability from pending or future litigation.

The risks included are not exhaustive. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 16, 2016 and in Rand’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 10, 2016.

CONTACT:

Rand Logistics, Inc.

Corporate Communications:

Annemarie Dobler

(212) 863-9429

apdobler@randlogisticsinc.com

― financial tables to follow ―

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RAND LOGISTICS, INC.

Consolidated Statements of Operations (Unaudited)

(U.S. Dollars 000’s except for Shares and Per Share data)

	Three months ended	Three months ended	Nine months ended	Nine months ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
REVENUE
Freight and related revenue	$35,866	$35,928	$106,489	$118,731
Fuel and other surcharges	1,930	1,617	4,364	11,144
Outside voyage charter revenue	—	8,217	—	12,647
TOTAL REVENUE	37,796	45,762	110,853	142,522

EXPENSES
Outside voyage charter fees	—	8,250	—	12,743
Vessel operating expenses	22,225	24,370	63,095	80,956
Repairs and maintenance	27	220	1,112	1,117
General and administrative	3,797	3,811	11,527	10,210
Depreciation	5,185	4,782	15,686	14,092
Amortization of drydock costs	746	877	2,353	2,644
Amortization of intangibles	247	268	752	824
(Gain) Loss on foreign exchange, net	357	92	(1,306)	397
Restructuring charges	—	—	2,375	—
Impairment charges on retired asset	—	—	1,872	—
TOTAL EXPENSES	32,584	42,670	97,466	122,983
OPERATING INCOME	5,212	3,092	13,387	19,539

OTHER (INCOME) AND EXPENSES
Interest expense	5,449	3,079	13,345	9,060
Interest and other income	(15)	(2)	(19)	(6)
	5,434	3,077	13,326	9,054

INCOME (LOSS) BEFORE INCOME TAXES	(222)	15	61	10,485
(RECOVERY) PROVISION FOR INCOME TAXES
Deferred	(33)	3,862	(164)	(466)
	(33)	3,862	(164)	(466)
NET INCOME (LOSS) BEFORE PREFERRED STOCK DIVIDENDS	(189)	(3,847)	225	10,951
PREFERRED STOCK DIVIDENDS	426	351	1,207	1,000
NET (LOSS) INCOME APPLICABLE TO COMMON STOCKHOLDERS	$(615)	$(4,198)	$(982)	$9,951

Net (loss) income per share basic	$(0.03)	$(0.23)	$(0.05)	$0.55
Net (loss) income per share diluted	(0.03)	(0.23)	(0.05)	0.54
Weighted average shares basic	18,445,350	18,091,303	18,381,880	17,984,278
Weighted average shares diluted	18,445,350	18,091,973	18,381,880	20,396,276

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RAND LOGISTICS, INC.

Consolidated Balance Sheets (Unaudited)

(U.S. Dollars 000’s except for Shares and Per Share data)

	December 31, 2016	March 31, 2016
ASSETS
CURRENT
Cash and cash equivalents	$312	$77
Accounts receivable, net	15,939	2,697
Income taxes receivable	38	47
Prepaid expenses and other current assets	5,894	6,320
Total current assets	22,183	9,141

PROPERTY AND EQUIPMENT, NET	211,270	228,504
OTHER ASSETS	52	102
DEFERRED DRYDOCK COSTS, NET	5,774	6,660
INTANGIBLE ASSETS, NET	5,046	5,904
GOODWILL	10,193	10,193

Total assets	$254,518	$260,504
LIABILITIES
CURRENT
Accounts payable	7,535	17,822
Accrued liabilities	11,253	8,144
Other current liability	99	776
Income taxes payable	14	34
Current portion of deferred payment liability	135	564
Total current liabilities	19,036	27,340
LONG-TERM DEBT	114,138	112,426
SUBORDINATED DEBT	77,907	75,317
DEFERRED INCOME TAXES	5,464	5,825

Total liabilities	216,545	220,908
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred stock, $.0001 par value,
Authorized 1,000,000 shares, Issued and outstanding 295,480 shares at December 31, 2016 and at March 31, 2016	14,674	14,674
Common stock, $.0001 par value,
Authorized 50,000,000 shares, Issuable and outstanding 18,624,431 shares at December 31, 2016 and 18,359,397 shares at March 31, 2016	1	1
Additional paid-in capital	91,321	90,993
Accumulated deficit	(57,519)	(56,537)
Accumulated other comprehensive loss	(10,504)	(9,535)

Total stockholders’ equity	37,973	39,596

Total liabilities and stockholders’ equity	$254,518	$260,504

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FX Impact Summary

RAND LOGISTICS, INC
Non-GAAP Financial Measures / Financial Tables	FY2017 - Q3
(U.S. Dollars 000's except in "Per Day Statistics")
	FY2017 Actual	FY2016 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/ Favorable	Constant Currency Increase/(Decrease) [1]
			Change $	Change %	Change $	Change $	Change %

Average Fx Rate	0.750	0.749

Sailing Days	1,281	1,292	(11)	-0.9%

Financial Highlights (US$ '000s)
Freight and Related Revenue	$35,866	$35,928	-$62	-0.2%	-$8	-$54	-0.2%

Fuel and Other Surcharges	$1,930	$1,617	$313	19.4%	$2	$311	19.2%

Total Revenue	$37,796	$45,762	-$7,966	-17.4%	-$6	-$7,960	-17.4%

Total Operation Expenses	$22,225	$24,370	-$2,145	-8.8%	$3	-$2,148	-8.8%

Vessel Margin	$15,544	$12,955	$2,590	20.0%	-$9	$2,598	20.1%

General & Admin Expense	$3,797	$3,268	$529	16.2%	$1	$528	16.1%

Loss on foreign exchange	$357	$92	$265	287.7%	$20	$245	266.0%

Adjusted EBITDA before Restructuring Charges	$11,747	$9,111	$2,636	28.9%	-$12	$2,648	29.1%

Per Day Statistics
Marine Freight Revenue/Day	$27,998	$27,808	$190	0.7%	-$6	$195	0.7%

Total Revenue/Day	$29,505	$35,420	-$5,915	-16.7%	-$4	-$5,911	-16.7%

Vessel Margin/Day	$12,135	$10,027	$2,108	21.0%	-$6	$2,114	21.1%

Non-GAAP Reconciliation (US$ '000s)

Vessel margin	$15,544	$12,955
Outside Charter net margin	$0	-$33
General & Admin Expense	$3,797	$3,268
Adjusted EBITDA [3]	$11,747	$9,654
Loss on foreign exchange [2]	$357	$92
One-time equity based severance costs	$0	$543
EBITDA	$11,390	$9,019
Depreciation, Amortization of Dry-dock & Intangibles	$6,178	$5,927
Operating Income	$5,212	$3,092

Note:
1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. (Gain) Loss on foreign exchange during the three month period ended December 31, 2016 includes a non-cash loss on translation of approximately $40.3 million USD denominated debt incurred in March 2014 and carried on the balance sheet of the Canadian subsidiary.

3. Adjusted EBITDA is defined as operating income plus depreciation, amortization of drydock costs, amortization of intangibles, (gain) loss on foreign exchange, restructuring charges and impairment charges on retired vessel.

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RAND LOGISTICS, INC
Non-GAAP Financial Measures / Financial Tables	FY2016 - December 2016 YTD
(U.S. Dollars 000's except in "Per Day Statistics")
	FY2017 Actual	FY2016 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/ Favorable	Constant Currency Increase/(Decrease) [1]
			Change $	Change %	Change $	Change $	Change %

Average Fx Rate	0.764	0.776

Sailing Days	3,435	3,798	(363)	-9.6%

Financial Highlights (US$ '000s)
Freight and Related Revenue	$106,489	$118,731	-$12,242	-10.3%	-$843	-$11,399	-9.6%

Fuel and Other Surcharges	$4,364	$11,144	-$6,780	-60.8%	-$48	-$6,732	-60.4%

Total Revenue	$110,853	$142,522	-$31,669	-22.2%	-$891	-$30,778	-21.6%

Vessel Operating Expenses	$63,095	$80,956	-$17,861	-22.1%	-$505	-$17,356	-21.4%

Vessel Margin	$46,646	$47,802	-$1,156	-2.4%	-$360	-$796	-1.7%

General & Admin Expense	$11,527	$9,652	$1,875	19.4%	-$59	$1,934	20.0%

(Gain) Loss on foreign exchange	-$1,306	$397	-$1,703	-428.5%	$64	-$1,767	-444.6%

Adjusted EBITDA before Restructuring Charges	$35,119	$37,496	-$2,377	-6.3%	-$303	-$2,074	-5.5%

Per Day Statistics
Marine Freight Revenue/Day	$31,001	$31,261	-$260	-0.8%	-$245	-$15	0.0%

Total Revenue/Day	$32,268	$37,526	-$5,258	-14.0%	-$263	-$4,995	-13.3%

Vessel Operating Expenses/Day	$18,368	$21,315	-$2,947	-13.8%	-$147	-$2,800	-13.1%

Vessel Margin/Day	$13,580	$12,586	$994	7.9%	-$104	$1,098	8.7%

Non-GAAP Reconciliation (US$ '000s)

Vessel margin	$46,646	$47,802
Outside Charter net margin	$0	-$96
General & Admin Expense	$11,527	$9,652

Adjusted EBITDA [3]	$35,119	$38,054
(Gain) Loss on foreign exchange	-$1,306	$397
One-time equity based severance costs	$0	$558
EBITDA	$36,425	$37,099
Impairment Charges on Assets held for Sale	$1,872	$0
Restructuring Charges	$2,375	$0
Depreciation, Amortization of Dry-dock & Intangibles	$18,791	$17,560
Operating Income	$13,387	$19,539

Note:
1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. (Gain) Loss on foreign exchange during the nine month period ended December 31, 2016 includes a non-cash loss on translation of approximately $40.3 million USD denominated debt incurred in March 2014 and carried on the balance sheet of the Canadian subsidiary.

3. Adjusted EBITDA is defined as operating income plus depreciation, amortization of drydock costs, amortization of intangibles, (gain) loss on foreign exchange, restructuring charges and impairment charges on retired vessel.

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